                              DIVERSIFICATION FUND
                                 An Eaton Vance
                                  Exchange Fund
                               Semi-Annual Report
                                November 30, 1995

                                     [logo]

                                 TO SHAREHOLDERS

DIVERSIFICATION FUND HAD A TOTAL RETURN OF 11.0% DURING THE SIX MONTHS THAT ENDED NOVEMBER 30, 1995. That return represented a rise in net asset value per share to $223.79 from $202.72 and the reinvestment of $1.15 in income dividends. By comparison, the S&P 500 Index, an unmanaged index of common stocks, had a return of 14.9% during the same period.

SHAREHOLDERS RECEIVED INCOME DIVIDENDS TOTALING $1.15 PER SHARE DURING THE SIX MONTHS THAT ENDED NOVEMBER 30, 1995.

THE STOCK MARKET PERFORMED VERY WELL DURING THIS SIX-MONTH PERIOD, REACHING RECORD LEVELS ON SEVERAL OCCASIONS. The market's behavior was a positive response to an improved interest rate environment and prospects for continuing economic growth. The market also reacted well to indications that the Federal Reserve had achieved its goal of a "soft landing" for the economy, balancing slow growth with low inflation levels.

THIS HAS BEEN A PERIOD OF STRONG PERFORMANCE FOR A WIDE RANGE OF STOCKS. Large capitalization stocks led the market surge early in the period. Many major corporations saw sharply escalating profits, reflecting a favorable economy and the substantial cost reduction and productivity initiatives they have undertaken in recent years.

AMONG THE STRONGER SECTORS OF THE MARKET DURING THIS PERIOD WERE TECHNOLOGY, HEALTH CARE, FINANCIAL SERVICES AND CONSUMER PRODUCTS. The Fund's underperformance during this period may be attributed in part to the fact that it tends to be underrepresented in these sectors among its larger holdings.

FOR EXAMPLE, THE FUND'S LARGEST HOLDING, INTEL CORP, IS A TECHNOLOGY STOCK, BUT IT GAINED ONLY 8.5% DURING THE PERIOD. By contrast, a consumer products company, PepsiCo, Inc., was the Fund's top performer during the period, rising nearly 55%. PepsiCo is the Fund's second-largest holding.

AMONG THE FUND'S HEALTH CARE STOCKS, MERCK & CO., INC. WAS THE BEST PERFORMER DURING THE PERIOD, GAINING 31%. Of the Fund's largest holdings, Emerson Electric Co. increased 13.5%, Anheuser-Busch Co., Inc. was up 12.1%, and Citizens Utilities Co. Class A, was up 15%, while Coca-Cola Co. declined 11%. Among the Fund's strong performers were Union Pacific Corp., which gained 22%, Times Mirror Co. Class A, up 40%, and Gap, Inc. (The), up 32%.

[Photo of Landon T. Clay]

"...WE BELIEVE THAT AN INVESTMENT IN A REPRESENTATIVE PORTFOLIO OF HIGH-QUALITY COMMON STOCKS IS LIKELY TO DELIVER SOUND LONG-TERM PERFORMANCE."

LOOKING TO THE FUTURE, OUR OUTLOOK REMAINS POSITIVE BECAUSE OF CONTINUED LOW INFLATION AND SLOW-TO-MODERATE ECONOMIC GROWTH. However, any additional stock market gains are likely to depend on continued positive earnings results. Some corporate profit disappoint-ments emerged toward the end of the period and may cause declines in individual stocks. The market also may be more vulnerable than usual to a correction after the recent strong runup.

REGARDLESS OF CHANGES IN THE MARKET OR IN INVESTMENT CONDITIONS, WE BELIEVE THAT AN INVESTMENT IN A REPRESENTATIVE PORTFOLIO OF HIGH-QUALITY COMMON STOCKS IS LIKELY TO DELIVER SOUND LONG-TERM PERFORMANCE. That remains the strategy of Diversification Fund, and we are confident the Fund will continue to participate in the ongoing growth of the economy.


                                   Sincerely,

                               /s/ Landon T. Clay

                                 Landon T. Clay
                                    President
                                January 19, 1996

INVESTMENT CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------------
                                                              Shares Owned
INCREASES                                                     5/31/95 11/30/95
------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                      -0-     15,000
------------------------------------------------------------------------------
Astra AB - ADR Series B                                       -0-     30,000
------------------------------------------------------------------------------
Banyan Systems Inc.                                          40,000   85,000
------------------------------------------------------------------------------
Ericsson (L.M.) Telephone Co.                                 -0-     22,000
------------------------------------------------------------------------------
Houghton Mifflin Co.                                          -0-      8,000
------------------------------------------------------------------------------
Memtech Ltd.                                                  -0-     38,750
------------------------------------------------------------------------------
Wabash National Corp.                                         -0-     15,000
------------------------------------------------------------------------------
DECREASES*
------------------------------------------------------------------------------
Citizens Utilities Co., Class A                             241,979  235,428
------------------------------------------------------------------------------
Corning Inc.                                                 35,000    -0-
------------------------------------------------------------------------------
Lotus Development Corp.                                      30,250    -0-
------------------------------------------------------------------------------
Nanometrics, Inc.                                           287,350    -0-
------------------------------------------------------------------------------
Novell Inc.                                                 108,500   38,500
------------------------------------------------------------------------------

OTHER CHANGES
Shares
------------------------------------------------------------------------------
 43,590  Intel Corp. in a 2 for 1 stock split less 9,310 shares paid in kind on redemptions.
------------------------------------------------------------------------------
 30,000  Millipore Corp. in a 2 for 1 stock split.
------------------------------------------------------------------------------
 35,000  Sealed Air Corp. in a 2 for 1 stock split.
------------------------------------------------------------------------------
*Includes investments paid in kind on redemptions.

                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1995
                                  (UNAUDITED)
------------------------------------------------------------------------------
Name of Company                                Shares           Value
------------------------------------------------------------------------------
                                 COMMON STOCKS - 93.7%
------------------------------------------------------------------------------
BUSINESS PRODUCTS AND SERVICES - 4.0%
Banyan Systems Inc.*                              85,000       $ 1,051,875
General Motors Corp. Class E                      30,000         1,515,000
Novell Inc.*                                      38,500           649,687
                                                               -----------
                                                               $ 3,216,562
                                                               -----------
CHEMICALS - 2.5%
Dow Chemical Co.                                  11,331       $   803,085
Nalco Chemical Co.                                40,000         1,225,000
                                                               -----------
                                                               $ 2,028,085
                                                               -----------
CHEMICALS - SPECIALTY - 6.9%
Great Lakes Chemical Corp.                        25,000       $ 1,778,125
International Specialty Products Inc.             50,000           500,000
Loctite Corp.                                     23,000         1,124,125
Sealed Air Corp.*                                 70,000         2,135,000
                                                               -----------
                                                               $ 5,537,250
                                                               -----------
COMMUNICATIONS - 1.4%
Cox Communications Inc., Class A*                 28,428       $   568,560
Ericsson (L.M.) Telephone Co.                     22,000           522,500
                                                               -----------
                                                               $ 1,091,060
                                                               -----------
CONSUMER PRODUCTS - 14.5%
Anheuser-Busch Co., Inc.                          43,000       $ 2,848,750
Coca-Cola Co.                                     59,270         4,489,702
PepsiCo, Inc.                                     77,460         4,279,665
                                                               -----------
                                                               $11,618,117
                                                               -----------
DRUGS & MEDICAL - 7.7%
Astra AB - ADR Series B                           30,000       $ 1,101,453
Bausch & Lomb Inc.                                40,000         1,445,000
Merck & Co., Inc.                                 35,000         2,165,625
Warner-Lambert Co.                                16,380         1,461,915
                                                               -----------
                                                               $ 6,173,993
                                                               -----------
ELECTRICAL EQUIPMENT - 5.2%
Emerson Electic Co.                               53,076       $ 4,139,928
                                                               -----------

ELECTRONICS - 7.5%
Intel Corp.*                                      97,990         5,965,141
                                                               -----------

ENERGY - 0.9%
Andarko Petroleum Corp.                           15,000       $   721,875
                                                               -----------

FOREST PRODUCTS - 4.9%
Champion International Corp.                      42,984       $ 2,025,621
Weyerhaeuser Co.                                  42,250         1,911,813
                                                               -----------
                                                               $ 3,937,434
                                                               -----------
INSURANCE - 10.0%
General Re Corp.                                  25,500       $ 3,815,438
Kansas City Life Insurance Co.                    35,400         1,823,100
St. Paul Cos., Inc.                               41,400         2,318,400
                                                               -----------
                                                               $ 7,956,938
                                                               -----------
MACHINERY & EQUIPMENT - 3.4%
Memtec Ltd.                                       38,750       $   692,656
Tecumseh Products Co. Class A                     32,850         1,741,050
Tecumseh Products Co. Class B                      5,000           260,000
                                                               -----------
                                                               $ 2,693,706
                                                               -----------
OFFICE EQUIPMENT - 1.5%
International Business Machines Corp.             12,570         1,214,576
                                                               -----------

PETROLEUM - 5.6%
Atlantic Richfield Co.                            14,003       $ 1,517,575
Mobil Corp.                                       27,850         2,906,844
                                                               -----------
                                                               $ 4,424,419
                                                               -----------
PETROLEUM SERVICES AND EQUIPMENT - 1.4%
Schlumberger Ltd.                                 18,086       $ 1,148,461
                                                               -----------

POWER AND LIGHT - 3.7%
Citizens Utilities Co., Class A*                 235,428       $ 2,972,281
                                                               -----------

PUBLISHING AND PRINTING - 2.8%
Harcourt General Inc.                             10,000       $   402,500
Houghton Mifflin Co.                               8,000           322,000
Times Mirror Co., Class A                         46,204         1,501,630
                                                               -----------
                                                               $ 2,226,130
                                                               -----------
RETAIL - 1.1%
Gap, Inc. (The)                                   20,000          $905,000
                                                               -----------

SPECIAL PRODUCTS AND SERVICES - 5.0%
Millipore Corp.                                   60,000       $ 2,235,000
Wheelabrator Technologies Inc.                    40,000           600,000
WMX Technologies, Inc.                            37,930         1,118,935
                                                               -----------
                                                               $ 3,953,935
                                                               -----------
TRANSPORTATION - 3.7%
Union Pacific Corp.                               36,790       $ 2,492,523
Wabash National Corp.*                            15,000           420,000
                                                               -----------
                                                               $ 2,912,523
                                                               -----------
    TOTAL COMMON STOCKS
      (Identified Cost, $17,113,075)                           $74,837,414
                                                               -----------
--------------------------------------------------------------------------
                                                FACE AMOUNT
                                              (000 OMITTED)
--------------------------------------------------------------------------
                             SHORT-TERM OBLIGATIONS - 5.8%
--------------------------------------------------------------------------
Ford Motor Credit Co., 5.75%, due 12/6/95         $2,898       $ 2,897,684
General Electric Capital Corp.,
   5.72%, due 12/6/95                              1,739         1,738,618
                                                               -----------
  TOTAL SHORT-TERM OBLIGATIONS,
    AT AMORTIZED COST                                          $ 4,636,302
                                                               -----------
  TOTAL INVESTMENTS
    (Identified Cost, $21,749,377) - 99.5%                     $79,473,716
  OTHER ASSETS, LESS LIABILITIES - 0.5%                            409,297
                                                               -----------
  NET ASSETS - 100%                                            $79,883,013
                                                               ===========
*Non-income producing security.
                      See notes to financial statements

                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                        November 30, 1995 (Unaudited)
-------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost, $21,749,377)    $79,473,716
  Cash                                                                  119,845
  Dividends receivable                                                  150,283
  Other assets                                                          150,288
                                                                    -----------
      Total assets                                                  $79,894,132
LIABILITIES:
  Payable to affiliates --
    Custodian fee                                        $1,617
    Directors' fees                                         921
  Accrued expenses                                        8,581
                                                         ------
      Total liabilities                                                  11,119
                                                                    -----------
NET ASSETS for 356,956 shares of capital stock outstanding          $79,883,013
                                                                    ===========
SOURCES OF NET ASSETS:
  Accumulated net realized gain on investment transactions
    (computed on the basis of identified cost), less the
    excess of cost of capital stock redeemed over proceeds
    from sales of capital stock (including shares issued to
    shareholders electing to receive payment of distributions
    in capital stock)                                               $30,991,666
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                    57,724,339
  Provision for federal tax on undistributed net
    realized long-term capital gain                                  (9,081,783)
  Undistributed net investment income                                   248,791
                                                                    -----------
      Total                                                         $79,883,013
                                                                    ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($79,883,013 / 356,956 shares of capital stock outstanding)         $223.79
                                                                      =======

                       See notes to finanacial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
              For the Six Months Ended November 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income --
    Dividends                                                         $  625,357
    Interest                                                             121,620
                                                                      ----------
        Total income                                                  $  746,977
  Expenses --
    Investment adviser fee (Note 4)                   $  239,877
    Compensation of Directors not members of the
      Investment Adviser's organization                    2,847
    Custodian fee (Note 4)                                21,329
    Legal and accounting services                         27,620
    Printing and postage                                  12,319
    Transfer and dividend disbursing agent fees            6,816
    Miscellaneous                                          4,900
                                                      ----------
        Total expenses                                                   315,708
                                                                      ----------
          Net investment income                                       $  431,269
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments, computed on
    the basis of identified cost ($1,946,454 net
    gain as computed for federal income tax
    purposes)                                         $2,732,763
  Increase in unrealized appreciation of investments   4,813,821
                                                      ----------
        Net realized and unrealized gain on
          investments                                                  7,546,584
                                                                      ----------
          Net increase in net assets from operations                  $7,977,853
                                                                      ==========

                       See notes to finanacial statements

                      STATEMENT OF CHANGES IN NET ASSETS
    --------------------------------------------------------------------------
                                                   Six Months
                                                      Ended
                                                     November
                                                     30, 1995      Year Ended
                                                    (Unaudited)   May 31, 1995
                                                    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                           $   431,269   $   864,776
    Net realized gain on investments                  2,732,763     8,388,088
    Increase in unrealized appreciation of
      investments                                     4,813,821     3,792,149
                                                    -----------   -----------
      Increase in net assets from operations        $ 7,977,853   $13,045,013
                                                    -----------   -----------
  Distributions to shareholders --
    From net investment income                      $  (413,248)  $  (840,438)
    From net realized gain on investments               --           (429,393)
                                                    -----------   -----------
      Total distributions to shareholders           $  (413,248)  $(1,269,831)
                                                    -----------   -----------
  Provision for federal tax on undistributed net
    realized long-term gain (Note 1B)               $   --        $  (163,853)
                                                    -----------   -----------
  Net decrease from capital stock transactions      $  (778,362)  $(7,718,214)
                                                    -----------   -----------
      Net increase in net assets                    $ 6,786,243   $ 3,893,115
NET ASSETS:
  At beginning of period                             73,096,770    69,203,655
                                                    -----------   -----------
  At end of period (including undistributed net
    investment income of $248,791 and $230,770,
    respectively)                                   $79,883,013   $73,096,770
                                                    ===========   ===========

                       See notes to finanacial statements

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
                                       Six Months Ended                             Year Ended May 31,
                                       November 30, 1995  ---------------------------------------------------------------------
                                          (Unaudited)        1995           1994           1993           1992           1991
                                       -----------------  ---------      ---------      ---------      ---------       --------
NET ASSET VALUE, beginning of period        $202.720      $ 170.980       $174.560       $159.820       $147.710       $135.280
                                            --------      ---------       --------       --------       --------       --------
INCOME FROM OPERATIONS:
    Net investment income                   $  1.210      $   2.350       $  2.011       $  1.935       $  1.876       $  2.021
    Net realized and unrealized gain
      (loss) on investments                   21.010         33.209         (2.899)        17.155         12.485         13.325
                                            --------      ---------       --------       --------       --------       --------
      Total income (loss) from operations   $ 22.220      $  35.559       $ (0.888)      $ 19.090       $ 14.361       $ 15.346
                                            --------      ---------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
    From net investment income              $ (1.150)     $  (2.220)      $ (1.950)      $ (1.900)      $ (1.900)      $ (2.100)
    From net realized gain on investments      --            (1.145)         --            (2.450)         --             --
                                            --------      ---------       --------       --------       --------       --------
      Total distributions                   $ (1.150)     $  (3.365)      $ (1.950)      $ (4.350)      $ (1.900)      $ (2.100)
                                            --------      ---------       --------       --------       --------       --------
PROVISION FOR FEDERAL TAX ON
  UNDISTRIBUTED NET REALIZED
  LONG-TERM GAIN (NOTE 1B)                  $  --         $  (0.454)      $ (0.742)      $  --          $ (0.351)      $ (0.816)
                                            --------      ---------       --------       --------       --------       --------
NET ASSET VALUE, end of period              $223.790      $202.720        $170.980       $174.560       $159.820       $147.710
                                            ========      ========        ========       ========       ========       ========
TOTAL RETURN<F1>                              10.99%        20.89%         (0.93)%         12.10%          9.59%         11.00%

RATIOS/SUPPLEMENTAL DATA:
  Net assets,end of period (000's omitted)  $ 79,883      $ 73,097        $ 69,204       $ 79,243       $ 76,697       $ 72,981
  Ratio of expenses to average net assets      0.82%<F2>     0.79%           0.78%          0.78%          0.82%          0.85%
  Ratio of net investment income to
    average net assets                         1.12%<F2>     1.30%           1.17%          1.19%          1.24%          1.57%
PORTFOLIO TURNOVER                                6%            9%              8%             5%             5%             7%

----------

<F1> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.
<F2> Computed on an annualized basis.

                       See notes to finanacial statements

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A. INVESTMENT VALUATIONS --
Investments listed on security exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

 B. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders each year all of its taxable income from dividends, interest and net realized short-term capital gain. Accordingly, no provision for federal income or excise tax is necessary on such income. The Fund generally designates as undistributed any taxable net realized long-term gain (but reserves the right to distribute such gain in any year) and pays the federal tax thereon on behalf of shareholders. Provision for such tax is recorded on the Fund's records on the last business day of the Fund's fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

 C. DISTRIBUTIONS -- Generally accepted
accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

 D. OTHER -- Investment transactions are accounted for on a trade date basis. Dividend income and dividends to shareholders are recorded on the ex-dividend date.

 F. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to November 30, 1995 and for the six-month period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

------------------------------------------------------------------------------
(2) CAPITAL STOCK
At November 30, 1995, there were 4,395,355 shares of $1.00 par value capital stock authorized. Transactions in capital stock were as follows:

                                 Six Months Ended
                                 November 30, 1995
                                    (Unaudited)       Year Ended May 31, 1995
                               ---------------------  ------------------------
                                Shares     Amount      Shares       Amount
                                ------     ------      ------       ------
Redemptions                     (3,993)   $(857,774)   (46,276)   $(8,078,211)
Issued to shareholders
 electing to receive payment
 of dividends in capital stock     373       79,412      2,096        359,997
                                ------    ---------    -------    -----------
    Net decrease                (3,620)   $(778,362)   (44,180)   $(7,718,214)
                                ======    =========    =======    ===========

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $4,201,166 and $5,780,357, respectively. In addition, investments having an aggregate market value of $816,754 at dates of redemption were distributed in payment for capital stock redeemed.

------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee, computed at the monthly rate of 5/96 of 1% ( 5/8 of 1% annually) of the Fund's average monthly net assets, was paid to Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. Except as to directors of the Fund who are not members of EVM's organization, officers and directors receive remuneration for their services to the Fund out of such investment adviser fee. The custodian fee was paid to Investors Bank & Trust Company (IBT) for its services as custodian of the Fund. One of the Directors of the Fund owns approximately 13% of the voting stock of Investors Financial Services Corp., the parent company of IBT. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. Certain of the officers and directors of the Fund are officers and directors/trustees of the above organizations. Directors of the Fund that are not affiliated with the Investment Advisor may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended November 30, 1995, 1995, no significant amounts have been deferred.

------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Fund participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the period.

------------------------------------------------------------------------------
(6) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at November 30, 1995, as computed on a federal income tax basis, are as follows:
Aggregate cost                                                     $21,749,377
                                                                   ===========
Gross unrealized appreciation                                      $57,981,750
Gross unrealized depreciation                                          257,411
                                                                   -----------
    Net unrealized appreciation                                    $57,724,339
                                                                   ===========

------------------------------------------------------------------------------
(7) DISTRIBUTIONS
On December 18, 1995, the Directors of the Fund declared a dividend from net investment income of $0.68 per share, a distribution from net realized short-term capital gains of $4.48 per share and a distribution from net realized long-term capital gains of $0.985 per share all payable December 29, 1995, to shareholders of record on December 18, 1995.

------------------------------------------------------------------------------
(8) ANNUAL SHAREHOLDER MEETING
On September 21, 1995, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

1. To fix the number of Directors at six, and to elect the following individuals as Directors for the ensuing year and until their successors are elected and qualified:
         Landon T. Clay             Norton H. Reamer
         Donald R. Dwight           John L. Thorndike
         Samuel L. Hayes, III       Jack L. Treynor

2. To ratify or reject the selection of Deloitte & Touche LLP as the independent certified public accountants to be employed by the Fund to sign or certify financial statements which may be filed by the Fund with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending May 31, 1996.

3. To approve an Amendment to the By-Laws of the Fund.

The results of the vote on Proposal 1 were as follows:

                                                                    NO. OF SHARES         % OF
                                                                   VOTING FOR EACH    OUTSTANDING     % OF SHARES
VOTE                                                                   NOMINEE           SHARES          VOTED
----                                                               --------------     -----------     ------------
Affirmative                                                          210,247.620        58.523%          91.862%
Abstain                                                               18,624.859         5.184            8.138
                                                                     -----------        ------          -------
Total                                                                228,872.479        63.707%         100.000%
                                                                     ===========        ======          =======

The results of the vote on Proposal 2 were as follows:
                                                                                          % OF
                                                                                      OUTSTANDING     % OF SHARES
VOTE                                                                NO. OF SHARES        SHARES          VOTED
----                                                                -------------     -----------     -----------
Affirmative                                                          223,725.887        62.274%          97.751%
Abstain                                                                5,146.592         1.433            2.249
                                                                     -----------        ------          -------
Total                                                                228,872.479        63.707%         100.000%
                                                                     ===========        ======          =======

The results of the vote on Proposal 3 were as follows:
                                                                                          % OF
                                                                                      OUTSTANDING     % OF SHARES
VOTE                                                                NO. OF SHARES        SHARES          VOTED
----                                                                -------------     -----------      ----------
Affirmative                                                          218,101.990        60.709%          95.294%
Abstain                                                               10,770.489         2.998            4.706
                                                                     -----------        ------          -------
Total                                                                228,872.479        63.707%         100.000%
                                                                     ===========        ======          =======

                            INVESTMENT MANAGEMENT

DIVERSIFICATION        OFFICERS AND STAFF          INDEPENDENT DIRECTORS
FUND, INC.
24 Federal Street      LANDON T. CLAY              DONALD R. DWIGHT
Boston, MA 02110       President, Director         President, Dwight
                                                   Partners, Inc.
                       JAMES B. HAWKES             Chairman, Newspapers of
                       Vice President              New England, Inc.

                       DUNCAN W. RICHARDSON        SAMUEL L. HAYES, III
                       Vice President and          Jacob H. Schiff Professor of
                       Portfolio Manager           Investment Banking,
                                                   Harvard University
                       JAMES L. O'CONNOR           Graduate School of Business
                       Treasurer                   Administration

                       THOMAS OTIS                 NORTON H. REAMER
                       Clerk                       President and Director,
                                                   United Asset
                                                   Management Corporation

                                                   JOHN L. THORNDIKE
                                                   Director, Fiduciary Company
                                                   Incorporated

                                                   JACK L. TREYNOR
                                                   Investment Adviser and
                                                   Consultant

--------------------------------------------------------------------------------

                       INVESTMENT ADVISER          TRANSFER AND DIVIDEND
                       Eaton Vance Management      DISBURSING AGENT
                       24 Federal Street           First Data
                       Boston, MA 02110            Investor Services Group, Inc.
                                                   BOS725
                       CUSTODIAN                   P.O. Box 1559
                       Investors Bank & Trust      Boston, MA 02104
                       Company
                       89 South Street
                       P.O. Box 1537
                       Boston, MA 02205-1537

                                 DIVERSIFICATION
                                   FUND, INC.

                              PERFORMANCE RESULTS+
------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                       (STANDARDIZED SEC PERFORMANCE DATA
                    FOR THE PERIODS ENDED NOVEMBER 30, 1995)
------------------------------------------------------------------------------
One year                                                                32.9%
------------------------------------------------------------------------------
Five years                                                              15.2%
------------------------------------------------------------------------------
Ten years                                                               12.6%
------------------------------------------------------------------------------
Life of Fund (7/27/61)                                                   9.3%
------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
                                  LIFE OF FUND
                              (7/27/61 TO 11/30/95)
------------------------------------------------------------------------------
Diversification Fund                                                 2,052.3%
------------------------------------------------------------------------------
Dow Jones Industrial Average                                         2,845.4%
------------------------------------------------------------------------------
Standard &Poor's 500                                                 3,169.7%
------------------------------------------------------------------------------

+Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average and the Standard & Poor's 500 are unmanaged lists of common stocks.

This report must be preceded or accompanied by a prospectus which contains more complete information on the Fund including its distribution plan, sales charges and expenses. Please read the prospectus carefully before investing.

                                     [logo]
                                   EATON VANCE
                              The Boston Tradition
                              Funds offered through
                         Eaton Vance Distributors, Inc.
                 24 Federal Street, Boston, Massachusetts 02110


                                                                            1/96